UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities and Exchange Act of 1934

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under § 240.14a-12

Wyndham Worldwide Corporation

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 14, 2013.

WYNDHAM WORLDWIDE CORPORATION

WYNDHAM WORLDWIDE CORPORATION ATTN: STEVE MEETRE 22 SYLVAN WAY PARSIPPANY, NJ 07054

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 15, 2013

Date: May 14, 2013	Time: 11:30 AM EDT

Location:	Wyndham Worldwide Corporation
22 Sylvan Way
Parsippany, New Jersey 07054

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice And Proxy Statement	2. 2012 Annual Report to Shareholders

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents for this meeting or future meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 30, 2013 to facilitate timely delivery.
— How To Vote — Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:
1. Election of Directors
Nominees:

01) The Right Honourable Brian Mulroney
02) Michael H. Wargotz

The Board of Directors recommends you vote FOR proposals 2 and 3:

2. Advisory vote to approve the Wyndham Worldwide Corporation executive compensation program.

3. Ratification of the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for fiscal year 2013.

NOTE: To transact any other business that may be properly brought before the meeting or any adjournment or postponement of the meeting.